EXHIBIT 99.1


              [GRAPHIC OMITTED: TRINITY LEARNING CORPORATION LOGO]


                             Trinity Learning Notes
              The Online Newsletter of Trinity Learning Corporation
                                February 8, 2005



MANAGEMENT SPOTLIGHT

Q&A with Rich Marino, Chief Operating Officer

Q. What attracted you to Trinity?

Marino: A number of things attracted me to Trinity: I've known Doug Cole for over 15 years. When Doug first spoke to me about building a company that was going to focus on workplace learning and certification it got my attention. I had been involved in the training market when I worked for Harcourt Brace Jovanovich in New York. We developed an entire division called Media Systems which developed, packaged and sold basic skills training to large Fortune 500 companies around the US. We launched the division because of the unfulfilled training needs in corporate America - due to the shortage of proper education and additional training available to students and people entering the workforce. That need and opportunity stuck with me for years. When Doug asked me to join the Advisory Board at Trinity I immediately accepted and as I saw firsthand the opportunities that lay ahead I became even more enthused about the future of Trinity and the model that Doug Cole, Edward Mooney and the Board have architected

Q. Your title is Chief Operating Officer (COO) - how do you see your role?

Marino: Given the structure of Trinity Learning and the fact that the true power of the organization resides in the acquired and integrated subsidiaries, I see my role to provide strong direction to expand their business opportunities and sales through creating and developing partnerships, alliances, identifying potential acquisitions and most importantly acting as a facilitator in helping the companies grow their products and services.

Q. What are your growth targets for Trinity?

Marino: Simple. To become the leading global brand in workplace learning and certification. Our financial target is to achieve $250 million in revenues within five years. We believe to reach this goal while meeting or exceeding industry standards for profitability at $100 million in revenues and above will define Trinity Learning as a leader in our category. We are creating a very unique company by acquiring and integrating operating companies and pursuing strategic partnerships that position us to serve companies and their employees in some of the largest industry verticals in the global economy and in workplace skills like language learning that cut across all industries.

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Q. Why do you think these are achievable?

Marino: The learning industry is huge and the number of people entering the workforce, and those already in the workforce that need to be retrained and have the need for continuing education is staggering. We have a very clear understanding of our mission and how we are going to build the company around a formula based on the "3 Cs": Content, Communication and Certification. The growth and acquisition opportunities we see in front of us are overwhelming. Our biggest task is not finding those opportunities but rather deciding which ones to say "no" to.

Q. You've managed some rather large companies in the past, haven't you?

Marino: Yes, I have. When I first arrived at IDG's PC World Magazine, the company was about a $50M revenue operation, when I left we were producing $110M in revenues resulting in an industry high profit margin and were the undisputed leader in the category. When I started as President and COO of CNET the company was also doing around $50M in revenues, when I left, CNET was producing over $200M in revenues and the CNET Networks, with all of its acquisitions and brands generated nearly twice those revenues.

Q. Are there any similarities between Trinity and your past endeavors?

Marino: Yes, IDG is a very large company, which during the time I was at the company had a "real" market cap in excess of over $2 billion - de-centrally managed with a very smart, very lean executive management. The power of the company resided in its individual brands and businesses, completely run by those teams that made up that company who were unbelievably passionate about their business, their customers and their industry segments. The decentralized model allowed the parent company to grow through the successes of the individual companies. The parent company was extremely efficient, allowing for support and oversight to the business but relying on qualified managers of the business units. This allowed the individual companies to act more nimbly to changing market conditions and business opportunities in their niche market. The basic requirement was that each entity be profitable. Trinity Learning is built on a similar vision.

CNET was a company that was similar to IDG; many channels under one dominant brand. Each channel/division had to produce content and supply services that their particular users and customers demanded. The better the individual teams were at running their divisions/channels, the better the results for CNET and all the employees. CNET was also a company we grew both organically and through acquisitions. That's where I learned the importance of having an acquisition and growth filter that we passed all investments and acquisition through. We have that here at Trinity Learning, both in terms of targeted industry segment and targeted products and services for distinct organizational levels that span multiple industries.

Q. How important is it to work at building a brand name for Trinity?

Marino: Very important. We continue to believe that a major opportunity exists to create one of the dominant learning brands for the 21st Century. In addition to Trinity Learning, in some cases our individual business units may develop product brands for select market and industries. Established industry leaders such as General Motors, Johnson & Johnson, Proctor and Gamble, etc., have successfully managed to win the age old question in branding; "Is a company a house of brands, or a branded house?". There truly is no right answer but, I think Trinity Learning is in good company by following the examples I have mentioned. We strive to become a company recognized as the leader in the global learning market, built through the efforts and successes of our individual units in workplace learning and certification.

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Q. Any surprises so far?

Marino: Only that I am more convinced than ever that a company such as Trinity Learning needs to exist in this industry. If you look at it on a national basis for the U.S., or a transnational basis around the world, the global requirements for education and training to create the next generation's workforce are monumental. The market drivers of workforce demographics, technology, expanding democracy, and economic globalization make human capital development the single greatest issue facing our planet over the next decade. I guess I am surprised that no global brands have emerged in the learning market as they have in almost every other consumer or enterprise market segment. That is our mission.

Q. What are your goals for 2005 for Trinity Learning?

Marino: Our immediate growth plans are based on the continuation of our acquisition strategy. Our focus for 2005 is to expand our operating capabilities and market penetration in North America, while continuing to identify companies with products and services that we can leverage to new geographic markets and industry segments. My attention is particularly focused on integration of acquired assets. We need to focus on performance of each of our subsidiaries for the coming year, both in terms of revenue growth and profitability. As we continue our acquisition and integration strategy, we are constantly aware that we have three different masters to serve: Our investors, our customers and our employees; all three have equal importance in our mission and attainment of our goals.

ANNOUNCEMENTS

New Partner: International Management Centres Association

Trinity Learning has entered into a Strategic Alliance Partnership Agreement with International Management Centres Association ("IMCA"), based in the United Kingdom, whereby Trinity Learning will co-develop and market accredited degree and workplace certification programs in North America based on the Action Learning approach successfully implemented by IMCA, in conjunction with Revans University (Boulder, Colorado).

Trinity Learning will offer these products and services to corporations, enterprises, associations, and customers - with a particular emphasis on opportunities to extend accredited degree, diploma, and certification programs to the Hispanic-American market.

IMCA was founded as a professional association in 1964 by graduates of the UK's earliest business schools, a specific goal was to embrace action learning pioneer Reg Revans' philosophy of action learning for managers. IMCA has been an accredited institution of the British Accreditation Council for Independent Further and Higher Education since 1985, and is commended by the British Council Worldwide. It has been an accredited institution of the Accrediting Commission of the Distance Education and Training Council in Washington, DC, USA since 1989 which itself is recognized by the US Department of Education. It is formally recognized in many other countries worldwide. All IMCA work is conducted under the protocols of its ISO 9001:2000 registered status. IMCA has worked with industry since 1982 and more than 60 corporations around the world. Previous customers include Maybank, NatWest Bank, Shell, Fina, Seagram, Ernst & Young, Rocco Forte Hotels, Trafalgar House, Compass, Dow Corning, Dupont, Cummins Engines, Sodexho, Malaysia Airlines, Westpac, Australia Post, Vodafone, Interbrew, Price Waterhouse, Whitbread, Halifax Bank of Scotland, and Thomas Cook.

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The Action Learning approach allows busy employees and professionals to earn degrees and other achievement awards at their workplace, while solving real problems for their employers. Learners are guided through a one year or more process, leading to an accredited degree.

IMCA degree programs are granted in conjunction with Revans University. Revans University (Boulder, Colorado) is uniquely positioned as a 21st century university for industry. Founded by IMCA, it is wholly committed to the use of action learning processes to facilitate professional development at work. The Accrediting Commission of the Distance Education and Training Council (DETC) accredits Revans University - The University of Action Learning. DETC is recognized by the US Secretary of Education and the Council for Higher Education Accreditation (CHEA). Through DETC, Revans University carries national accreditation. This enables the University to offer programs in every US State and around the world. Revans University is also recognized by the State of Colorado Commission on Higher Education.


EducacionAmericas Update

Trinity Learning has engaged the strategic research firm beaming llc to identify and map the financial flows from Hispanic learning market in North America, including the range of potential customers, partners, companies, organizations, programs and projects - creating a proprietary and definitive database of the market. The result will be a tool for qualifying and quantifying financial and business development activity into a centralized field database in order to target resources for the growth of Educacion Americas. In addition, beaming llc will create for Trinity Learning a unique website that will create a big-picture, graphical representation of the Hispanic learning market.

Mark Beam founded beaming, llc in 1995 as a new media venture consulting firm in San Francisco to provide strategic, financial, and operating guidance and research for organizations employing digital and network technology. Beaming llc works with a diverse range of organizations including technology and communications companies, governments, foundations, universities and cultural institutions. beaming has helped form a number of companies including creative disturbance, a human-computer interface network and miVoz, a VOIP based telecommunications company serving Latino clients in the US and Mexico.

In addition to its work with Trinity Learning, beaming llc is also a consultant to the Canadian Government to map the landscape of Digital Culture in Canada and an advisor to the African Malaria Project that seeks to eradicate malaria in our lifetime.


QUOTABLE

From: The Daily Drucker, by Peter F. Drucker

"Creating a True Whole: Create a true whole greater than the sum of its parts. A manager has the task of creating a true whole that is larger than the sum of its parts. One analogy is the task of the conductor of a symphony orchestra, through whose effort, vision, and leadership individual instrumental parts become the living whole of a musical performance. But the conductor has the composer's score; he is only interpreter. The manager is both composer and conductor.

The task of creating a genuine whole also requires that the manager consider simultaneously the performance and results of the enterprise as a whole and the diverse activities needed to achieve synchronized performance. It is here, perhaps, that the comparison with the orchestra conductor fits best. A conductor must always hear both the whole orchestra and, say, the second oboe. The manager

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must simultaneously ask two double-barreled questions: "What better business performance is needed and what does this require of what activities?" And "What better performances are the activities capable of and what improvement in business results will they make possible?"

-- The Daily Drucker, by Peter F. Drucker - (C) 2004 Harper Business/ Harper Collins Publishers


FROM THE CEO'S DESK

The start of a New Year is always a time for both reflection and for looking forward. As I reflect back on 2004, I can note positive developments in many aspects of the growth of our company. Overall though, 2004 seemed to be dominated by the ever-escalating challenge of complying with new legal, accounting and governance laws and regulations stemming from Sarbanes-Oaxley. Trinity Learning is not alone in dealing with these complexities, but for an early-stage growth company, the expanding requirements of compliance can place an especially difficult burden on management. Regulatory compliance is critical
- equal in priority to the successful implementation of our acquisition and corporate finance strategies.

Looking forward to 2005 and beyond, it is clear to me that the next critical aspect to our long-term success is strong direction in the areas of integration and financial performance for existing and future business units. To this end, one of the most positive aspects of last year was the addition of Rich Marino as our Chief Operating Officer. We are expanding Rich's role to include direct management of all operational and financial reporting structures within the company. Rich is currently in the process of restructuring our Berkeley, California-based financial team to enhance our efficiency and our ability to support the growth and performance of our business units. I remain confident in our ability to identify, acquire, integrate and grow accretive businesses - to create a unified, whole company that is greater than the sum of its parts.

-Doug Cole, Chief Executive Officer, February 7, 2005


ABOUT TRINITY LEARNING

Trinity Learning Corporation, a publicly held Utah corporation (OTC: TTYL), is a global learning company specializing in technology-enabled training, education, and certification services for major customers in multiple global industries. Trinity Learning is achieving market presence in geographic markets worldwide by acquiring and integrating companies providing innovative workplace learning solutions in targeted regions and industry segments. Trinity Learning intends to increase market penetration and the breadth and depth of its products and services through additional acquisitions, licensing, strategic alliances, internal business development, and the expansion of sales offices around the world. For more information, visit www.trinitylearning.com.

FORWARD LOOKING STATEMENTS - DISCLAIMER - RISKS

This press release contains forward-looking statements, including statements about the expected growth and development of Trinity Learning's business, the business of Intense School, and the combined company's future financial and operating results, the timing, effects and any synergies that may result from the proposed merger. Statements herein which are not statements of historical fact are forward- looking statements within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the management of Trinity Learning Corporation and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements including, without limitation, the ability of the company to sustain customer interest in its core products. For a more detailed discussion of risk factors that affect our operating results, please refer to our SEC reports including our most recent reports on Form 10-KSB and Form 10-QSB.

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Trinity Learning Notes is the online newsletter of Trinity Learning Corporation.
Executive Editor: Edward Patrick Mooney, President and Chief Learning Officer. Managing Editor and Web Design: Galen Davis
Edition: 2005/1.0

(C) 2005 Trinity Learning Corporation